Exhibit 10.1

AMENDMENT NO. 4

AMENDMENT NO. 4 (this “Amendment”), dated as of November 10, 2006, to that certain Credit Agreement, dated as of March 4, 2005, (the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meaning set forth in the Credit Agreement), among RURAL/METRO OPERATING COMPANY, LLC, a Delaware limited liability company (“Borrower”); the Lenders; CITIBANK, N.A., as LC Facility issuing bank (in such capacity, the “LC Facility Issuing Bank”); CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders; JPMORGAN CHASE BANK, N.A. (“JPMCB”), as syndication agent (in such capacity, the “Syndication Agent”); and CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and J.P. MORGAN SECURITIES INC. (“JPMSI”), as joint lead arrangers and joint lead bookrunners (in such capacities, the “Joint Lead Arrangers”).

W I T N E S S E T H:

WHEREAS, Section 9.08 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE. Amendments.

The definition of “Consolidated EBITDA” shall be amended by deleting “and” immediately preceding clause (a)(iv) and adding immediately following the end of clause (a)(iv) the following:

“and

(v) any costs or expense not to exceed $2.0 million in the aggregate incurred on or before the Fiscal Quarter ended September 30, 2006 pursuant to termination or severance arrangements with respect to an executive officer,”.

SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of September 30, 2006 (the “Effective Date”) when (x) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Administrative Agent and (y) the Administrative Agent shall have received executed consents to this Amendment from the Requisite Lenders.

SECTION THREE. Representations and Warranties. The Loan Parties hereby represent and warrant that, as of the date hereof and as of the Effective Date, the conditions set forth in Section 4.02(b) and 4.02(c) of the Credit Agreement are satisfied.

SECTION FOUR. Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE. Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any.

SECTION SIX. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

RURAL/METRO OPERATING COMPANY, LLC, as Borrower

By:	/s/ Kristi Ponczak
Name: Kristi Ponczak Title: Senior Vice President and CFO

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ John W. Peruzzi
Name: John W. Peruzzi Title: Vice President